Exhibit 99.2
1 Preliminary Third Quarter 2022 Earnings Supplement Third Quarter 2022 Preliminary Earnings Supplement October 17, 2022

2 Preliminary Third Quarter 2022 Earnings Supplement Forward - Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of October 17, 2022. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 13 - 24 of our Form 10 - K filed on February 25, 2022 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward - looking statements.

3 Preliminary Third Quarter 2022 Earnings Supplement Preliminary Third Quarter 2022 Results • Matson’s differentiated ocean services performed well in 3Q22, but the Company achieved lower year - over - year consolidated operating income – Lower demand for expedited ocean services in the Transpacific tradelane compared to the high levels of freight demand during the pandemic in the year ago period • Ocean Transportation: – Our CLX, CLX+ and CCX services achieved lower year - over - year volumes which contributed to the decline in our consolidated operating income – Higher year - over - year volume in Alaska service; lower volumes in Hawaii and Guam services compared to year ago period • Logistics: – Strength across all business lines – Continued to see favorable supply and demand fundamentals in our core markets • In 3Q22, repurchased ~1.1 million shares for a total cost of $88.4 million • Continue to make progress in the evaluation of three new vessels for either the CLX or Alaska service – Estimated total cost of new vessel program ~$1 billion – Contributed $565.0 million in cash to Capital Construction Fund to fund new vessel program • Prepaid ~$50.4 million in outstanding principal on long - term debt

4 Preliminary Third Quarter 2022 Earnings Supplement Preliminary Third Quarter 2022 Results (continued) (1) Total debt is presented before any adjustment for deferred loan fees as required by U.S. GAAP. ($ in millions, except per share data) Preliminary Range ($ in millions) INCOME STATEMENT BALANCE SHEET Operating Income Total debt Ocean Transportation $ 361.9 $ 310.0 - $ 315.0 Private placement term loans $ 205.4 Logistics 16.0 19.0 - 20.0 Title XI debt 326.4 Total operating income 377.9 329.0 - 335.0 Revolving credit facility - Total debt (1) $ 531.8 Other income (expense), net 1.8 2.5 - 2.5 Interest income - 1.3 - 1.3 Cash and cash equivalents ~ $ 240.0 Interest expense (5.1) (5.0) - (5.0) Income before taxes 374.6 327.8 - 333.8 Capital Construction Fund $ 565.0 Income taxes 91.4 70.5 - 71.8 Effective income tax rate 24.4% 21.5% - 21.5% Net income $ 283.2 $ 257.3 - $ 262.0 Diluted EPS $ 6.53 $ 6.67 - $ 6.79 Quarter Ended September 30, 2022 Quarter Ended September 30, 2022 Quarter Ended September 30, 2021

5 Preliminary Third Quarter 2022 Earnings Supplement Commentary on the Transpacific Tradelane • In 3Q22, saw lower demand for expedited ocean services in the Transpacific tradelane compared to the high levels of freight demand during the pandemic in the year ago period – With less demand for expedited ocean services and easing port congestion in Southern California, we ended our temporary CCX service in early September, about 6 weeks earlier than expected • For the remainder of the year, we expect: – To experience lower YoY freight demand and a lower rate environment for our CLX and CLX+ services, but – To continue to earn a significant rate premium to the Shanghai Containerized Freight Index (SCFI) due to our differentiated, reliable and fast ocean services

6 Preliminary Third Quarter 2022 Earnings Supplement Hawaii Service Third Quarter 2022 Performance • Container volume decreased 7.1% YoY primarily due to lower retail - related demand – YoY decline impacted by pandemic spike in demand in 3Q21 – 3Q22 volume higher than volume achieved in 3Q19 • During 3Q22, tourist arrivals was strong and unemployment rate remained near pandemic lows Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2021 2022 Note : 4Q21 volume figure includes the benefit of a 53 rd week. (7.1)%

7 Preliminary Third Quarter 2022 Earnings Supplement China Service Third Quarter 2022 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 58,000 Q1 Q2 Q3 Q4 2021 2022 Note : CCX service started in 3Q21 and ended in 3Q22. 4Q21 volume figure includes the benefit of a 53 rd week. • Container volume decreased 15.1% YoY – Lower demand for our CLX, CLX+ and CCX services – One less sailing • For the remainder of the year, we expect: – To experience lower YoY freight demand and a lower rate environment for our CLX and CLX+ services, but – To continue to earn a significant rate premium to the Shanghai Containerized Freight Index (SCFI) due to our differentiated, reliable and fast ocean services • Expect lower YoY volume in 4Q22 – No CCX service in 4Q22 (15.1)%

8 Preliminary Third Quarter 2022 Earnings Supplement Guam Service Third Quarter 2022 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2021 2022 • Container volume decreased 1.8% YoY primarily due to lower retail - related demand – 3Q22 volume higher than volume achieved in 3Q19 (1.8)%

9 Preliminary Third Quarter 2022 Earnings Supplement Alaska Service Third Quarter 2022 Performance • Container volume increased 10.6% YoY – Higher AAX export seafood volume – Higher northbound volume primarily due to higher retail - related demand and volume related to a competitor’s dry - docking – Higher southbound volume primarily due to higher domestic seafood volume Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2021 2022 Note : 4Q21 volume figure includes the benefit of a 53 rd week. 10.6%

10 Preliminary Third Quarter 2022 Earnings Supplement Matson Logistics Third Quarter 2022 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2021 2022 $19.0 to $20.0 million • Operating income of $19 to $20 million; YoY change of approximately $3.0 to $4.0 million • Higher YoY operating income contributions from all business lines • Benefitted from favorable supply and demand fundamentals in core markets